UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): March 15, 2007
Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15281 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7
The Woodlands, Texas 77380
(Address of principal executive offices and zip code)
(281) 719-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement
     On March 15, 2007, Repros Therapeutics Inc., a Delaware corporation (the “Company”), entered into the Fifth Amendment (the “Fifth Amendment”) to the Agreement by and between the National Institutes of Health or the Food and Drug Administration (collectively, the Public Health Service or PHS), agencies of the United States Public Health Service within the Department of Health and Human Services and the Company (as amended, the “Agreement”). The Fifth Amendment amended the benchmarks that the Company is required to meet under the Agreement. On March 8, 2007, in connection with the Fifth Amendment, PHS granted to the Company a waiver of the requirement under the Agreement that the Company have Proellex manufactured in the United States. For clarity, the Company is also filing the Fourth Amendment to the Agreement (the “Fourth Amendment”) dated December 9, 2003 which was an amendment relating to the purchase from the PHS of an immaterial amount of Proellex for use in the Company’s clinical trials at such time. The Fourth Amendment did not change any other provisions of the Agreement.
     The foregoing descriptions of the Fourth and Fifth Amendments and the waiver to the Agreement are qualified in their entirety by reference to the actual amendments and waiver filed herewith as Exhibits 10.1, 10.2 and 10.3, which exhibits are incorporated herein by reference.
Item 9.01.   Financial Statements and Exhibits
     c.  Exhibits

Exhibit Number	Description

10.1	Fourth Amendment to PHS Patent License Agreement, as amended, dated December 9, 2003 between the Company and certain agencies of the United States Public Health Service within the Department of Health and Human Services.

10.2	Waiver to PHS Patent License Agreement, as amended, dated March 8, 2007 between the Company and certain agencies of the United States Public Health Service within the Department of Health and Human Services.

10.3*	Fifth Amendment to PHS Patent License Agreement, as amended, dated March 15, 2007 between the Company and certain agencies of the United States Public Health Service within the Department of Health and Human Services.
*	Portions of this exhibit have been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. Such omitted portions have been filed separately with the Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.
Date: March 19, 2007	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr.
Vice President, Business Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fourth Amendment to PHS Patent License Agreement, as amended, dated December 9, 2003 between the Company and certain agencies of the United States Public Health Service within the Department of Health and Human Services.

10.2	Waiver to PHS Patent License Agreement, as amended, dated March 8, 2007 between the Company and certain agencies of the United States Public Health Service within the Department of Health and Human Services.

10.3*	Fifth Amendment to PHS Patent License Agreement, as amended, dated March 15, 2007 between the Company and certain agencies of the United States Public Health Service within the Department of Health and Human Services.
*	Portions of this exhibit have been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. Such omitted portions have been filed separately with the Commission.